                                             Prospectus Supplement dated December 20, 2002

                                              American Skandia Life Assurance Corporation
                                    American Skandia Life Assurance Corporation Variable Account B
                                    American Skandia Life Assurance Corporation Variable Account E
                                    American Skandia Life Assurance Corporation Variable Account F

This Supplement  should be retained with the current  Prospectus for your annuity contract and/or variable life insurance policy issued by  American  Skandia  Life  Assurance  Corporation  ("American  Skandia").  If you do not have a current  Prospectus,  please  contact
American Skandia at 1-800-766-4530.

The following paragraph is added to the section of the Prospectus entitled "Who is American Skandia?"

                                                       Sale of American Skandia
On December 20, 2002,  Skandia  Insurance  Company Ltd. (publ),  an insurance company organized under the laws of the Kingdom of Sweden
("Skandia"),  and the ultimate parent company of American Skandia Life Assurance  Corporation  (the  "Company"),  announced that it has entered into a definitive  purchase  agreement with Prudential  Financial,  Inc., a New Jersey  corporation  ("Prudential  Financial"), whereby  Prudential  Financial will acquire the Company and certain of its affiliates.  American Skandia will remain fully  responsible for all of its  contractual  obligations  to Annuity and Policy Owners.  Your rights under your Annuity and/or  variable life insurance policy, including any right to make additional purchase payments, will not be affected by the sale.

Consummation  of the  transaction  is  subject  to  various  closing  conditions,  including  regulatory  approvals,  filing  under the
Hart-Scott-Rodino  Antitrust  Improvements  Act and approval by the board of directors and  shareholders of the mutual funds advised by the Company's affiliates.  The transaction is expected to close during the second quarter of 2003.

VA / VLI SUPP - (12/2002)                                                                                                 92001m1202